RM Opportunity Trust

RM Greyhawk Fund

(HAWKX)

Supplement dated January 16, 2025

to the Prospectus and Statement of Additional Information each dated December 30, 2024

Adviser: Rocky Mountain Private Wealth Management, L.L.C. 2245 Texas Dr., Suite 300 Sugar Land, TX 77479

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The Board of Trustees of RM Opportunity Trust (the “Trust”) has approved a Plan of Liquidation with respect to the RM Greyhawk Fund (the “Fund”), pursuant to which the Fund will redeem all outstanding shares on or about February 20, 2025 (the “Liquidation Date”).

Effective immediately, the Fund will not accept any new investments. In the near term, the Fund may begin liquidating its portfolio and will invest in cash or cash equivalents (such as money market funds) until all shares have been redeemed. During this time, the Fund may not achieve its stated investment objective. Shares of the Fund are otherwise not available for purchase. On the Liquidation Date, the Fund will be liquidated by distributing pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date the remaining assets of the Fund, less the amount reserved to pay the liabilities of the Fund.

Prior to the Liquidation Date, you may redeem your shares, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1 (833) 907-0744.

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This Supplement and the existing Prospectus and Statement of Additional Information (“SAI”) each dated December 30, 2024, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (833) 907-0744.